                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       February 18, 2000
                                                 -------------------------------

                               Dean Foods Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     1-08262                 36-0984820
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

  3600 N. River Road                Franklin Park, IL             60131
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code         (847) 678-1680
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5 - Other Events

             MCMANAMAN RESIGNS AS DEAN FOODS CHIEF FINANCIAL OFFICER
             -------------------------------------------------------

Franklin Park, Illinois -- February 18, 2000 -- Dean Foods Company (NYSE: DF) today announced that William McManaman has elected to resign as Chief Financial Officer for personal reasons and will be leaving the Company as of April 1, 2000. McManaman joined Dean Foods as Vice President of Finance and Chief Financial Officer in 1995.

         McManaman's duties in the interim will be assumed by Richard Bailey, President and Chief Operating Officer, and by William Luegers, Vice President and Treasurer. Howard Dean, Chairman and CEO, said the Company would take whatever amount of time is necessary to recruit a new Chief Financial Officer. "In the meantime, we have in place a senior management team that will continue to execute our financial objectives and strategies until a replacement is named," Dean said.

         "We appreciate Bill's many contributions to Dean Foods during his tenure as Chief Financial Officer," Dean said. Bill McManaman has led the development and implementation of our financial objectives and strategies and has been an important member of our top management group.

         Dean Foods is one of the nation's leading dairy processors and distributors producing a full line of branded and private label products, including fluid milk, ice cream and extended shelf life products, which are sold under the Dean's and other strong regional brand names. Dean Foods is the industry leader in other food products including pickles, powdered non-dairy coffee creamers, aseptically packaged foodservice products, and refrigerated dips and salad dressings.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       Dean Foods Company
                                               ---------------------------------
                                                         (Registrant)


Date:   February 29, 2000                            /s/ William M. Luegers, Jr.
     ------------------------                  ---------------------------------
                                                     William M. Luegers, Jr.
                                                     Vice President and
                                                          Treasurer